UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2005

Superconductor Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2005, at the Company’s Annual Meeting the stockholders approved several amendments to the Company’s 2003 Equity Incentive Plan which amendments became effective on May 25, 2005. The changes are:

     The following table summarizes the changes to the 2003 Equity Plan:

	Prior Limit	Revised Limit
Plan Limit or Sublimit	(shares)	(shares)

Maximum number of shares available for issuance of all awards to all participants (Section 4.1.1)	6,000,000	12,000,000

Maximum number of shares available for awards of restricted stock, performance units and performance shares (Section 4.1.2)	1,800,000	3,600,000

Maximum number of shares available for options and SARs to a single participant in one year (Section 4.1.3):
First year of service	1,200,000	2,400,000
Subsequent years of service	600,000	1,200,000

Maximum number of shares available for all types of awards to a single participant in one year (Section 4.1.4):
First year of service	1,200,000	2,400,000
Subsequent years of service	600,000	1,200,000

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 25, 2005, the Board of Directors approved (i) the compilation of a number of existing amendments to the Company’s bylaws into a single amended and restated bylaws (the “Amended and Restated Bylaws”); and (ii) an amendment to the director and officer indemnification provisions of the Amended and Restated Bylaws to provide maximum protection under Delaware law.

The compilation itself involved no substantive changes to the bylaws. By deleting ineffective and unnecessary provisions and adding some additional provisions regarding indemnification that our board of directors deems desirable and in the Company’s best interests, the amended bylaws update our previous bylaws to be consistent with current Delaware law and practices typical of modern Delaware corporations. The Company encourages stockholders to review the complete terms of the Amended and Restated bylaws, which are incorporated by reference as an exhibit to this report. The changes to the indemnification provisions were made to provide the greatest protection available to the Company’s officers and directors in the event of an indemnification claim which was always the intent of the bylaw provisions.

The Amended and Restated Bylaws are effective as of May 25, 2005 and are attached hereto as Exhibit 3.1 to this Current Report.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.
Date: May 27, 2005	By:	/s/ Martin S. McDermut
Martin S. McDermut, Senior Vice
President, Chief Financial Officer and Secretary

ITEM 9.01 EXHIBITS

(c)	EXHIBITS

3.1	Amended and Restated Bylaws of Superconductor Technologies Inc.

10.1	2003 Equity Incentive Plan, as amended May 25, 2005